The Putnam
Fund for Growth
and Income


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-02


[GRAPHIC OMITTED: GREEN LEAF]


[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We wish this report to shareholders of The Putnam Fund for Growth and Income carried more positive results for the fiscal year ended October 31, 2002. However, it is of some comfort to note that despite negative returns on an absolute basis in the challenging stock market environment, your fund slightly outperformed its benchmark on a relative basis, and came in only slightly below the Lipper average for its peer group. You will find the details on page 7.

This is also an appropriate time to counsel patience; history has shown again and again that long-term investors who persevere through good times and bad often can benefit from the bargains they obtained when markets were down. As equities continue their long, nerve-wracking struggle, investors should not abandon their long-term perspective.

In any case, it is never easy to report investment losses. In the following report, the fund's management team gives an overview of performance during the fiscal year just ended and offers its views of prospects for the fiscal year just begun.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
December 18, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Value Team

In what was a very difficult environment for equities, The Putnam Fund for Growth and Income declined during its 2002 fiscal year, which ended October 31, 2002. Investor confidence was undermined by terrorist activity, war in Afghanistan, accounting scandals, executives charged with criminal offenses, and an anemic economy. Investors quelled their uncertainty by moving assets out of equities into the comparatively safer universe of government bonds. For the year, the fund's return was somewhat better than that of its benchmark, the S&P 500/Barra Value Index, but slightly behind the average return for its competitive universe, the Lipper Large-Cap Value Funds category. While it is always disappointing to report a negative return, we are hopeful that the worst is over, and that fiscal 2003 will reflect a favorable change in investor confidence.

Total return for 12 months ended 10/31/02

      Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
 -14.71%  -19.62%  -15.37%  -19.51%  -15.30%  -16.13%  -15.14%  -18.12%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* EASY-TO-UNDERSTAND BUSINESSES WERE PORTFOLIO LEADERS

In the hostile investment environment of the past year, the equities that performed best were those of companies with easy-to-comprehend, simple business models, strong financial positions, low financial risk, a seasoned and ethical management team, and no history of accounting irregularities. The portfolio's emphasis on consumer staples served shareholders well, as investors preferred steady companies with products and brands that are household names. The fund benefited from strong performers, including Anheuser-Busch, Procter & Gamble, Kellogg, and Sara Lee, all of which had been in the portfolio for some time. Consumer staples had done so well that toward the end of the period we had begun to trim positions and lock in profits. We also took some profits in the consumer cyclicals area, as retail stocks did relatively well in May and June.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking             11.5%

Pharmaceuticals     10.9%

Financial            8.6%

Oil and gas          8.1%

Computers            5.1%

Footnote reads:
*Based on net assets as of 10/31/02. Holdings will vary over time.


Stocks of traditional banks, those offering savings and checking accounts and consumer loans, were particularly inexpensive at the beginning of the period. We increased the fund's exposure at that time. Spurred by consumer borrowing in a low interest-rate environment, the fund's holdings in this area -- including Wells Fargo, U.S. Bancorp, and Bank of America -- enjoyed double-digit returns over the period. Where appropriate, we have trimmed these positions, and are now gradually building up the portfolio's exposure to capital markets-related holdings. We believe that these stocks are currently inexpensive after months of underperformance due to unusually low levels of M&A (mergers and acquisitions) and IPO (initial public offering) activity.

Fund Profile

The Putnam Fund for Growth and Income seeks capital growth and current income by investing primarily in undervalued stocks of large, established, dividend-paying companies. The fund may be an appropriate core holding for investors who wish to diversify a portfolio that emphasizes growth investments.

Following the events of September 11, as America stepped up its war on terrorism, Lockheed Martin and other defense stocks performed relatively well. As these long-term holdings appreciated, we scaled back the fund's exposure somewhat, seeking to lock in gains. We consider their potential for future growth to be somewhat limited.

The fund's cautious stance on telecommunications services was beneficial. The sector suffered throughout the year because of uncertainty in the regulatory environment. In addition, the industry is still struggling with excess capacity, which inhibits profitability. The portfolio remains underweighted in telecommunications stocks because we are not yet convinced that valuations in this sector have reached their lows, and the outlook for the industry remains quite uncertain.

* TYCO REMAINED A LARGE HOLDING

For much of the period, Tyco was a large portfolio holding. After the Enron debacle exposed the pitfalls of complicated business deals and convoluted corporate structures, the axe fell on many companies that were thought to be overly complex. Tyco, which had grown through numerous acquisitions, was faulted for its relatively opaque merger accounting. However, our rigorous and ongoing assessment of the conglomerate's many businesses indicated that they were generally well managed and in good financial condition, and in our opinion the stock was undervalued. We built up our position in Tyco as the company's share price fell.

"As we enter 2003, there is every possibility that the economy will begin to approach its economic potential, make inroads into the unemployment situation, and set the stage for what could be an exciting 2003 for the equity market."

-- Dr. Robert Goodman, Senior Economic Advisor, Putnam Investments, November 11, 2002

We could not have anticipated the alleged misconduct of Tyco's chief executive. The subsequent fall in the stock price dampened fund performance over the period. Nevertheless, as the price fell we purchased more shares because we were convinced that the stock represented strong, long-term value. In recent months, the company has taken aggressive measures to replace top management, fix governance issues, and regain the confidence of investors. Our original theses about the company are unchanged. We continue to own the stock and believe that it has the potential to be a strong performer over time.

* PORTFOLIO POSITIONED THROUGH INCREMENTAL MOVES

As a result of strong performance in certain sectors, we generally expect to trim the fund's positions where appropriate and redeploy assets where valuations look more attractive. During the latter half of the fiscal year, we trimmed consumer staples in favor of capital goods, technology, and pharmaceuticals.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Citigroup, Inc.
Financial

Exxon Mobil Corp.
Oil and gas

Pfizer, Inc.
Pharmaceuticals

Merck & Company, Inc.
Pharmaceuticals

Philip Morris Companies, Inc.
Tobacco

Hewlett-Packard Co.
Computers

Bank of America Corp.
Banking

General Electric Co.
Conglomerates

Royal Dutch Petroleum Co.  ADR
Netherlands
Oil and gas

Fannie Mae
Financial

Footnote reads:
These holdings represent 27.4% of the fund's net assets as of 10/31/02. Portfolio holdings will vary over time.


In general, we currently favor companies that serve businesses, because we believe that business spending will ultimately push the economy into a more rapid growth phase. Technology stands to benefit from increased business outlays. We also believe the outlook for pharmaceutical companies will improve because the Food and Drug Administration is about to name a new chief, and we think that the outcome of the national elections is likely to reduce the regulatory pressure on the industry. We are more optimistic that cyclical areas of the market will outperform over the next year, should the economy rebound.

* NEAR TERM OUTLOOK FAVORS EQUITIES

No doubt, the market declines of recent months will go on record as having been among the worst in several decades. In the late 1990s, we believed that the pace of growth was unsustainable. We believe the market's recent decline is similarly unsustainable. Although economic recovery is proceeding slower than many anticipated, we see corporate earnings improving and we do not anticipate the economy will experience a double-dip recession in the near future. The high-profile cases of executive malfeasance that captured headlines throughout the year unraveled investor confidence. Yet we believe those incidents of unscrupulous behavior are the exception, and that the majority of public corporations play by the rules. In August of 2002, CEOs complied with new regulations requiring them to certify the accuracy of their company financial statements. Under the new rules, penalties for noncompliance are now more severe. We believe these new regulations will go a long way towards restoring confidence in corporate leadership and financial reporting.

Recent news reports from Washington have investors bracing for a possible conflict with Iraq. We believe that uncertainty over conflict with Iraq may lead to greater volatility in the marketplace. However, at this time we think it is unlikely that such a war would have a long-term devastating effect on the market.

As this report was being written, large-cap stocks were once again outperforming small caps. We think that some investors may view this rotation in leadership as a sign of economic recovery. Of course, we cannot predict whether this trend will continue.

As a result of the Federal Reserve Board's numerous rate cuts, interest rates on Treasury bonds are at historic lows. In our opinion, Treasuries no longer represent a compelling alternative to equities, which offer the potential for capital appreciation as well as competitive dividend yields. Equity valuations are currently very attractive across the board. In an environment that offers solid value, improving corporate profitability, high productivity, and an apparent renewal of investor confidence, we are cautiously optimistic that the portfolio has the potential to achieve improving performance going forward.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Large-Cap Value Team. The members of the team are Hugh Mullin (Portfolio Leader), David King (Portfolio Member), Chris Miller (Portfolio Member), Mike Abata, Bart Geer, Deborah Kuenstner, Cole Lannum, and Jeanne Mockard.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 10/31/02

                    Class A         Class B         Class C         Class M
(inception dates)  (11/6/57)       (4/27/92)       (7/26/99)       (5/1/95)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year         -14.71% -19.62% -15.37% -19.51% -15.30% -16.13% -15.14% -18.12%
------------------------------------------------------------------------------
5 years         -1.22   -6.89   -4.90   -6.23   -4.75   -4.75   -3.64   -7.00
Annual average  -0.25   -1.42   -1.00   -1.28   -0.97   -0.97   -0.74   -1.44
------------------------------------------------------------------------------
10 years       129.48  116.26  112.73  112.73  113.08  113.08  118.27  110.58
Annual average   8.66    8.02    7.84    7.84    7.86    7.86    8.12    7.73
------------------------------------------------------------------------------
Annual average
(life of fund)  12.16   12.01   11.11   11.11   11.32   11.32   11.39   11.31
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/02

                                     S&P 500/Barra        Consumer
                                      Value Index        price index
------------------------------------------------------------------------------
1 year                                 -15.78%              2.08%
------------------------------------------------------------------------------
5 years                                  0.22              12.26
Annual average                           0.04               2.34
------------------------------------------------------------------------------
10 years                               152.84              27.95
Annual average                           9.72               2.50
------------------------------------------------------------------------------
Annual average
(life of fund)                             --*              4.21
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*Index did not exist at the fund's inception.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/92

               Fund's class A      S&P 500/Barra     Consumer price
Date           shares at POP        Value Index          index

10/31/92           9,425              10,000            10,000
10/31/93          11,191              12,416            10,275
10/31/94          11,498              12,688            10,543
10/31/95          14,143              15,610            10,839
10/31/96          17,522              19,452            11,164
10/31/97          21,893              25,230            11,396
10/31/98          24,553              28,191            11,559
10/31/99          27,776              33,552            11,855
10/31/00          28,863              36,800            12,264
10/31/01          25,356              30,023            12,525
10/31/02         $21,626             $25,284           $12,795

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,273 and $21,308, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $21,827 ($21,058 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/02

                    Class A         Class B         Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)               4               4               4             4
------------------------------------------------------------------------------
Income              $0.2093         $0.0763         $0.0833       $0.1223
------------------------------------------------------------------------------
Capital gains
  Long-term          0.3187          0.3187          0.3187        0.3187
------------------------------------------------------------------------------
  Short-term           --              --              --            --
------------------------------------------------------------------------------
  Total             $0.5280         $0.3950         $0.4020       $0.4410
------------------------------------------------------------------------------
Share value:      NAV     POP          NAV            NAV       NAV     POP
------------------------------------------------------------------------------
10/31/01         $16.86  $17.89       $16.62         $16.79    $16.75  $17.36
------------------------------------------------------------------------------
10/31/02          13.95   14.80        13.75          13.90     13.86   14.36
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1             1.43%   1.35%        0.55%          0.60%     0.87%   0.84%
------------------------------------------------------------------------------
Current 30-day
SEC yield 2        1.82    1.71         1.10           1.11      1.34    1.29
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                    Class A         Class B         Class C         Class M
(inception dates)  (11/6/57)       (4/27/92)       (7/26/99)       (5/1/95)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year         -21.26% -25.81% -21.84% -25.66% -21.81% -22.58% -21.64% -24.37%
------------------------------------------------------------------------------
5 years        -12.52  -17.56  -15.78  -16.96  -15.62  -15.62  -14.65  -17.64
Annual average  -2.64   -3.79   -3.38   -3.65   -3.34   -3.34   -3.12   -3.81
------------------------------------------------------------------------------
10 years       110.75   98.60   95.45   95.45   95.76   95.76  100.40   93.42
Annual average   7.74    7.10    6.93    6.93    6.95    6.95    7.20    6.82
------------------------------------------------------------------------------
Annual average
(life of fund)  12.00   11.86   10.95   10.95   11.17   11.17   11.24   11.15
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

S&P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The Putnam Fund for Growth and Income

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the "fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 5, 2002




THE FUND'S PORTFOLIO
October 31, 2002

COMMON STOCKS (98.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (2.1%)
-------------------------------------------------------------------------------------------------------------------
          4,848,489 Boeing Co. (The)                                                                   $144,242,548
            907,614 Goodrich Corp.                                                                       13,704,971
          1,355,760 Lockheed Martin Corp.                                                                78,498,504
          2,046,300 Rockwell Collins, Inc.                                                               46,103,139
          2,104,460 United Technologies Corp.                                                           129,782,048
                                                                                                      -------------
                                                                                                        412,331,210

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
            577,132 Monsanto Co.                                                                          9,539,992

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,574,627 Southwest Airlines Co.                                                               22,989,554

Automotive (0.6%)
-------------------------------------------------------------------------------------------------------------------
          6,669,577 Ford Motor Co.                                                                       56,424,621
            772,000 General Motors Corp.                                                                 25,669,000
            818,291 Lear Corp. (NON)                                                                     29,908,536
                                                                                                      -------------
                                                                                                        112,002,157

Banking (11.5%)
-------------------------------------------------------------------------------------------------------------------
          6,285,142 Bank of America Corp.                                                               438,702,912
          5,462,152 Bank of New York Company, Inc. (The)                                                142,015,952
          3,990,098 Bank One Corp.                                                                      153,898,080
          1,285,802 BB&T Corp.                                                                           46,610,323
            169,429 Charter One Financial, Inc.                                                           5,130,310
          2,640,600 Comerica, Inc.                                                                      115,288,596
            820,700 Fifth Third Bancorp                                                                  52,114,450
            791,817 First Tennessee National Corp.                                                       29,360,574
          3,696,229 FleetBoston Financial Corp.                                                          86,454,796
            497,600 M&T Bank Corp.                                                                       40,763,392
            960,000 Mellon Financial Corp.                                                               27,158,400
          2,165,557 National City Corp.                                                                  58,751,561
            492,520 PNC Financial Svcs. Group                                                            20,025,863
          1,715,502 Sovereign Bancorp, Inc.                                                              24,154,268
            445,938 SunTrust Banks, Inc.                                                                 27,130,868
          2,317,900 Synovus Financial Corp.                                                              47,493,771
         17,862,933 U.S. Bancorp                                                                        376,729,257
          1,901,631 Wachovia Corp.                                                                       66,157,742
          5,084,358 Washington Mutual, Inc.                                                             181,816,642
          6,481,504 Wells Fargo & Co.                                                                   327,121,507
            257,437 Zions Bancorporation                                                                 10,351,542
                                                                                                      -------------
                                                                                                      2,277,230,806

Beverage (3.1%)
-------------------------------------------------------------------------------------------------------------------
          4,073,246 Anheuser-Busch Companies, Inc.                                                      214,904,459
          6,537,428 Coca-Cola Co. (The)                                                                 303,859,653
          2,843,539 Coca-Cola Enterprises, Inc.                                                          67,789,970
            403,700 Pepsi Bottling Group, Inc. (The)                                                     10,879,715
            259,735 PepsiCo, Inc.                                                                        11,454,314
                                                                                                      -------------
                                                                                                        608,888,111

Building Materials (--%)
-------------------------------------------------------------------------------------------------------------------
             88,462 Vulcan Materials Co.                                                                  2,968,785

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,268,400 Comcast Corp. Class A (NON)                                                          29,185,884

Chemicals (2.5%)
-------------------------------------------------------------------------------------------------------------------
            732,391 3M Co.                                                                               92,969,714
            847,000 Avery Dennison Corp.                                                                 52,717,280
          2,948,100 Dow Chemical Co. (The)                                                               76,621,119
          4,111,877 E.I. du Pont de Nemours & Co.                                                       169,614,926
          1,049,375 Eastman Chemical Co.                                                                 38,134,288
            690,100 Hercules, Inc. (NON)                                                                  6,624,960
          1,102,620 PPG Industries, Inc.                                                                 51,856,219
                                                                                                      -------------
                                                                                                        488,538,506

Coal (0.1%)
-------------------------------------------------------------------------------------------------------------------
            543,500 Arch Coal, Inc.                                                                       9,435,160
            237,200 Peabody Energy Corp.                                                                  6,107,900
                                                                                                      -------------
                                                                                                         15,543,060

Commercial and Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            239,819 Cintas Corp.                                                                         11,336,244
          1,305,488 Sabre Holdings Corp. (NON)                                                           25,039,260
                                                                                                      -------------
                                                                                                         36,375,504

Computers (5.1%)
-------------------------------------------------------------------------------------------------------------------
          1,868,477 Dell Computer Corp. (NON)                                                            53,457,127
            558,700 EMC Corp. (NON)                                                                       2,854,957
         29,690,888 Hewlett-Packard Co.                                                                 469,116,030
          5,233,710 IBM Corp.                                                                           413,149,067
            758,761 NCR Corp. (NON)                                                                      16,874,845
         17,047,900 Sun Microsystems, Inc. (NON)                                                         50,478,832
                                                                                                      -------------
                                                                                                      1,005,930,858

Conglomerates (4.4%)
-------------------------------------------------------------------------------------------------------------------
             23,845 Berkshire Hathaway, Inc. Class B (NON)                                               58,658,700
         17,329,449 General Electric Co.                                                                437,568,587
          3,514,853 Honeywell International, Inc.                                                        84,145,581
            174,996 Textron, Inc.                                                                         7,174,836
         19,157,039 Tyco Intl., Ltd. (Bermuda)                                                          277,010,784
                                                                                                      -------------
                                                                                                        864,558,488

Consumer Finance (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,532,980 Capital One Financial Corp.                                                          46,709,901
          5,419,724 Household International, Inc.                                                       128,772,642
         10,139,429 MBNA Corp.                                                                          205,931,803
          2,207,338 Providian Financial Corp. (NON)                                                       9,822,654
                                                                                                      -------------
                                                                                                        391,237,000

Consumer Goods (3.7%)
-------------------------------------------------------------------------------------------------------------------
            395,814 Avon Products, Inc.                                                                  19,193,021
            631,577 Clorox Co.                                                                           28,376,755
          1,402,700 Colgate-Palmolive Co.                                                                77,120,446
          2,229,939 Fortune Brands, Inc.                                                                111,630,746
          2,684,226 Gillette Co. (The)                                                                   80,204,673
          2,413,033 Kimberly-Clark Corp.                                                                124,271,200
          1,396,385 Newell Rubbermaid, Inc.                                                              45,270,802
          2,524,150 Procter & Gamble Co.                                                                223,261,068
            387,875 Unilever NV (Netherlands)                                                            24,827,879
                                                                                                      -------------
                                                                                                        734,156,590

Containers (--%)
-------------------------------------------------------------------------------------------------------------------
            415,740 Sealed Air Corp. (NON)                                                                6,369,137

Distribution (0.1%)
-------------------------------------------------------------------------------------------------------------------
            737,089 SYSCO Corp.                                                                          23,350,980

Electric Utilities (3.5%)
-------------------------------------------------------------------------------------------------------------------
            146,844 Allegheny Energy, Inc.                                                                  837,011
          1,821,185 American Electric Power Company, Inc.                                                46,695,183
          3,819,125 CenterPoint Energy, Inc.                                                             27,039,405
            537,200 Dominion Resources, Inc.                                                             25,785,600
          4,299,310 Duke Energy Corp.                                                                    88,092,862
          6,767,785 Edison International (NON)                                                           68,016,239
          1,350,712 Entergy Corp.                                                                        59,552,892
          2,035,620 Exelon Corp.                                                                        102,595,248
          1,741,237 FirstEnergy Corp.                                                                    56,503,141
            641,600 FPL Group, Inc.                                                                      37,841,568
          4,411,698 PG&E Corp. (NON)                                                                     47,866,923
            634,498 PPL Corp.                                                                            21,959,976
          1,974,385 Progress Energy, Inc.                                                                82,371,342
          2,002,039 TXU Corp.                                                                            28,729,260
                                                                                                      -------------
                                                                                                        693,886,650

Electrical Equipment (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,062,245 Emerson Electric Co.                                                                 99,358,964
            513,684 Rockwell International Corp.                                                          8,501,470
                                                                                                      -------------
                                                                                                        107,860,434

Electronics (0.8%)
-------------------------------------------------------------------------------------------------------------------
            771,000 Agilent Technologies, Inc. (NON)                                                     10,601,250
            634,847 Conexant Systems, Inc. (NON)                                                            780,862
            920,414 Flextronics International, Ltd. (Singapore) (NON)                                     7,694,661
          5,706,874 LSI Logic Corp. (NON)                                                                33,670,557
          6,625,160 Motorola, Inc.                                                                       60,752,717
         24,377,226 Solectron Corp. (NON)                                                                54,848,759
                                                                                                      -------------
                                                                                                        168,348,806

Energy (1.1%)
-------------------------------------------------------------------------------------------------------------------
            398,500 BJ Services Co. (NON)                                                                12,086,505
          7,063,771 Halliburton Co.                                                                     114,291,815
          1,701,100 Schlumberger, Ltd.                                                                   68,231,121
          1,149,000 Transocean Sedco Forex, Inc. (NON)                                                   25,255,020
                                                                                                      -------------
                                                                                                        219,864,461

Financial (8.6%)
-------------------------------------------------------------------------------------------------------------------
          2,799,600 CIT Group, Inc.                                                                      49,860,876
         24,876,117 Citigroup, Inc.                                                                     919,172,516
          6,350,243 Fannie Mae                                                                          424,577,247
          4,405,745 Freddie Mac                                                                         271,305,777
            950,547 MGIC Investment Corp.                                                                39,884,952
                                                                                                      -------------
                                                                                                      1,704,801,368

Food (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,303,976 Archer Daniels Midland Co.                                                           31,380,153
             50,191 JM Smucker Co. (The)                                                                  1,837,493
          2,340,650 Kellogg Co.                                                                          74,573,109
          1,187,260 Kraft Foods, Inc. Class A                                                            46,896,770
          4,757,544 Sara Lee Corp.                                                                      108,614,730
                                                                                                      -------------
                                                                                                        263,302,255

Forest Products and Packaging (0.9%)
-------------------------------------------------------------------------------------------------------------------
            322,700 Boise Cascade Corp.                                                                   7,677,033
          3,499,352 Georgia-Pacific Corp.                                                                42,692,094
            445,300 Owens-Illinois, Inc. (NON)                                                            5,339,147
          1,782,782 Smurfit-Stone Container Corp. (NON)                                                  23,193,994
          2,331,529 Weyerhaeuser Co.                                                                    105,618,264
                                                                                                      -------------
                                                                                                        184,520,532

Gaming & Lottery (0.4%)
-------------------------------------------------------------------------------------------------------------------
            986,877 Harrah's Entertainment, Inc. (NON)                                                   41,448,834
            981,703 MGM Mirage, Inc. (NON)                                                               30,530,963
                                                                                                      -------------
                                                                                                         71,979,797

Health Care Services (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,334,361 Cardinal Health, Inc.                                                                92,351,125
          1,381,879 CIGNA Corp.                                                                          49,941,107
          1,871,338 HCA, Inc.                                                                            81,384,490
          1,250,184 Healthsouth Corp. (NON)                                                               5,438,300
             37,892 McKesson Corp.                                                                        1,129,561
            664,036 Quest Diagnostics, Inc. (NON)                                                        42,385,418
         10,607,300 Service Corp. International (NON)                                                    33,412,995
            989,761 UnitedHealth Group, Inc.                                                             90,018,763
            464,023 Wellpoint Health Networks, Inc. (NON)                                                34,899,170
                                                                                                      -------------
                                                                                                        430,960,929

Household Furniture and Appliances (--%)
-------------------------------------------------------------------------------------------------------------------
            166,199 Whirlpool Corp.                                                                       7,746,535

Insurance (2.1%)
-------------------------------------------------------------------------------------------------------------------
          3,401,947 ACE, Ltd. (Bermuda)                                                                 104,609,870
            835,600 American International Group, Inc.                                                   52,266,780
             77,056 Hartford Financial Services Group, Inc. (The)                                         3,043,712
            218,357 Jefferson-Pilot Corp.                                                                 8,767,034
            115,745 John Hancock Financial Svcs.                                                          3,391,329
             78,971 Loews Corp.                                                                           3,406,809
          1,258,400 Metlife, Inc.                                                                        30,050,592
            721,714 Principal Financial Group                                                            20,244,078
            468,270 Torchmark Corp.                                                                      16,764,066
          3,117,353 Travelers Property Casualty Corp. Class A (NON)                                      41,616,663
          2,102,682 Travelers Property Casualty Corp. Class B (NON)                                      28,428,261
          1,440,896 UnumProvident Corp.                                                                  29,567,186
            914,700 XL Capital, Ltd. Class A (Bermuda)                                                   69,654,405
                                                                                                      -------------
                                                                                                        411,810,785

Investment Banking/Brokerage (3.2%)
-------------------------------------------------------------------------------------------------------------------
            871,940 Goldman Sachs Group, Inc. (The)                                                      62,430,904
          9,844,212 JPMorgan Chase & Co.                                                                204,267,399
            102,700 Lehman Brothers Holdings, Inc.                                                        5,470,829
          3,835,305 Merrill Lynch & Company, Inc.                                                       145,549,825
          5,243,272 Morgan Stanley Dean Witter & Co.                                                    204,068,146
            679,280 Stilwell Financial, Inc.                                                              7,954,369
                                                                                                      -------------
                                                                                                        629,741,472

Lodging/Tourism (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,247,357 Carnival Corp.                                                                       32,580,965
            837,243 Cendant Corp. (NON)                                                                   9,628,295
          1,076,400 Marriott International, Inc. Class A                                                 33,293,052
          1,215,790 Royal Caribbean Cruises, Ltd.                                                        22,321,904
            472,216 Starwood Hotels & Resorts Worldwide, Inc.                                            11,002,633
                                                                                                      -------------
                                                                                                        108,826,849

Machinery (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,868,100 Ingersoll-Rand Co. Class A (Bermuda)                                                 72,855,900
          1,144,000 Parker-Hannifin Corp.                                                                49,912,720
                                                                                                      -------------
                                                                                                        122,768,620

Manufacturing (0.4%)
-------------------------------------------------------------------------------------------------------------------
            826,655 Dover Corp.                                                                          20,732,507
            163,414 EnPro Industries, Inc. (NON)                                                            472,266
          1,039,963 Illinois Tool Works, Inc.                                                            63,853,728
                                                                                                      -------------
                                                                                                         85,058,501

Media (1.7%)
-------------------------------------------------------------------------------------------------------------------
         15,393,431 Liberty Media Corp. Class A (South Korea) (NON)                                     127,303,674
          1,043,117 USA Interactive (NON)                                                                26,432,585
         10,651,509 Walt Disney Co. (The)                                                               177,880,200
                                                                                                      -------------
                                                                                                        331,616,459

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
            462,849 Becton, Dickinson and Co.                                                            13,658,674

Metals (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,994,600 Alcoa, Inc.                                                                          44,000,876
            862,760 Barrick Gold Corp.                                                                   13,001,793
            621,800 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                    7,585,960
            255,100 Phelps Dodge Corp. (NON)                                                              7,913,202
                                                                                                      -------------
                                                                                                         72,501,831

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
          6,361,935 Dynegy, Inc. Class A                                                                  4,326,116
          5,600,138 El Paso Corp.                                                                        43,401,070
          2,427,300 NiSource, Inc.                                                                       40,098,996
            991,459 Sempra Energy                                                                        21,950,902
            207,000 Williams Companies, Inc. (The)                                                          389,160
                                                                                                      -------------
                                                                                                        110,166,244

Office Equipment & Supplies (0.1%)
-------------------------------------------------------------------------------------------------------------------
            438,905 Pitney Bowes, Inc.                                                                   14,725,263

Oil & Gas (8.1%)
-------------------------------------------------------------------------------------------------------------------
          1,515,544 Burlington Resources, Inc.                                                           62,440,413
          2,713,113 Chevron Texaco Corp.                                                                183,487,832
            809,989 ConocoPhillips                                                                       39,284,467
            573,127 Devon Energy Corp.                                                                   28,942,914
         21,568,566 Exxon Mobil Corp.                                                                   725,997,932
          1,888,385 Marathon Oil Corp.                                                                   39,467,247
            538,130 Occidental Petroleum Corp.                                                           15,352,849
         10,038,039 Royal Dutch Petroleum Co. ADR (Netherlands)                                         429,427,308
          3,062,300 Unocal Corp.                                                                         84,641,972
                                                                                                      -------------
                                                                                                      1,609,042,934

Pharmaceuticals (10.8%)
-------------------------------------------------------------------------------------------------------------------
          5,849,442 Abbott Laboratories                                                                 244,916,137
          8,498,064 Bristol-Myers Squibb Co.                                                            209,137,355
          1,307,120 King Pharmaceuticals, Inc. (NON)                                                     20,064,292
          2,299,463 Lilly (Eli) & Co.                                                                   127,620,197
         10,120,776 Merck & Company, Inc.                                                               548,950,890
         17,303,032 Pfizer, Inc.                                                                        549,717,327
          2,269,614 Pharmacia Corp.                                                                      97,593,402
         10,059,406 Schering-Plough Corp.                                                               214,768,318
          3,957,532 Wyeth                                                                               132,577,322
                                                                                                      -------------
                                                                                                      2,145,345,240

Photography/Imaging (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,968,991 Eastman Kodak Co.                                                                    64,878,253
          3,127,582 Xerox Corp. (NON)                                                                    20,767,144
                                                                                                      -------------
                                                                                                         85,645,397

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
            761,501 Mirant Corp. (NON)                                                                    1,629,612
          3,011,416 Reliant Resources, Inc. (NON)                                                         5,661,462
                                                                                                      -------------
                                                                                                          7,291,074

Publishing (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,465,535 McGraw-Hill Companies, Inc. (The)                                                    94,527,008
            967,189 Tribune Co.                                                                          46,473,431
                                                                                                      -------------
                                                                                                        141,000,439

Railroads (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,751,170 Burlington Northern Santa Fe Corp.                                                   70,787,604
            251,172 CSX Corp.                                                                             6,932,347
          1,666,951 Norfolk Southern Corp.                                                               33,672,410
          1,457,554 Union Pacific Corp.                                                                  86,068,564
                                                                                                      -------------
                                                                                                        197,460,925

Real Estate (0.5%)
-------------------------------------------------------------------------------------------------------------------
            279,300 Boston Properties, Inc. (R)                                                           9,971,010
          3,455,850 Equity Office Properties Trust (R)                                                   83,216,868
                                                                                                      -------------
                                                                                                         93,187,878

Regional Bells (3.1%)
-------------------------------------------------------------------------------------------------------------------
          7,501,052 BellSouth Corp.                                                                     196,152,510
          2,901,008 Qwest Communications International, Inc. (NON)                                        9,834,417
         10,972,283 SBC Communications, Inc.                                                            281,548,782
          3,464,438 Verizon Communications, Inc.                                                        130,817,179
                                                                                                      -------------
                                                                                                        618,352,888

Restaurants (0.3%)
-------------------------------------------------------------------------------------------------------------------
            642,500 Darden Restaurants, Inc.                                                             12,194,650
            886,000 McDonald's Corp.                                                                     16,045,460
          1,041,210 Starbucks Corp. (NON)                                                                24,822,446
                                                                                                      -------------
                                                                                                         53,062,556

Retail (2.8%)
-------------------------------------------------------------------------------------------------------------------
          1,507,100 Albertsons, Inc.                                                                     33,623,401
          1,757,689 Federated Department Stores, Inc. (NON)                                              53,961,052
          5,460,480 JC Penney Company, Inc. (Holding Co.)                                               104,022,144
          2,646,466 Kroger Co. (NON)                                                                     39,273,555
          5,956,455 Limited, Inc. (The)                                                                  93,337,650
            259,963 Lowe's Companies, Inc.                                                               10,848,256
          2,163,969 Office Depot, Inc. (NON)                                                             31,139,514
          1,491,811 RadioShack Corp. (NON)                                                               31,178,850
         12,019,500 Rite Aid Corp. (NON)                                                                 21,514,905
          1,979,611 Safeway, Inc. (NON)                                                                  45,729,014
          1,792,486 Staples, Inc. (NON)                                                                  27,640,134
            209,180 Supervalu, Inc.                                                                       3,514,224
          2,887,007 TJX Companies, Inc. (The)                                                            59,241,384
                                                                                                      -------------
                                                                                                        555,024,083

Software (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,426,095 Amdocs, Ltd. (Guernsey) (NON)                                                         9,954,143
          3,917,565 BMC Software, Inc. (NON)                                                             62,445,986
         14,754,644 Computer Associates International, Inc.                                             219,254,010
            974,260 Compuware Corp. (NON)                                                                 4,726,135
            217,060 Symantec Corp. (NON)                                                                  8,682,400
                                                                                                      -------------
                                                                                                        305,062,674

Technology Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            709,285 Electronic Data Systems Corp.                                                        10,681,832
            289,673 SunGard Data Systems, Inc. (NON)                                                      6,422,050
                                                                                                      -------------
                                                                                                         17,103,882

Telecommunications (1.3%)
-------------------------------------------------------------------------------------------------------------------
          8,741,498 AT&T Corp.                                                                          113,989,134
          8,543,585 AT&T Wireless Services, Inc. (NON)                                                   58,694,429
          6,452,749 Sprint Corp. (FON Group)                                                             80,143,143
                                                                                                      -------------
                                                                                                        252,826,706

Textiles (0.3%)
-------------------------------------------------------------------------------------------------------------------
            744,884 Jones Apparel Group, Inc. (NON)                                                      25,802,782
            112,731 Nike, Inc.                                                                            5,319,776
            535,590 V. F. Corp.                                                                          19,720,424
                                                                                                      -------------
                                                                                                         50,842,982

Tobacco (2.5%)
-------------------------------------------------------------------------------------------------------------------
         11,607,305 Philip Morris Companies, Inc.                                                       472,997,679
            388,900 R.J. Reynolds Tobacco Holdings, Inc.                                                 15,769,895
                                                                                                      -------------
                                                                                                        488,767,574

Toys (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,222,392 Mattel, Inc.                                                                         40,803,117

Waste Management (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,017,200 Republic Services, Inc. (NON)                                                        20,933,976
          4,901,015 Waste Management, Inc.                                                              112,821,365
                                                                                                      -------------
                                                                                                        133,755,341
                                                                                                      -------------
                    Total Common Stocks (cost $21,397,251,640)                                      $19,589,918,777

CONVERTIBLE PREFERRED STOCKS (0.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          1,034,400 Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                             $38,014,200
          1,125,500 General Motors Corp. $1.31 cv. pfd.                                                  23,213,438
             14,000 Hercules Trust II 6.50% units cum. cv. pfd.                                           7,308,000
            634,000 Xerox Corp. 144A $3.75 cv. pfd.                                                      29,956,500
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $119,804,057)                              $98,492,138

CONVERTIBLE BONDS AND NOTES (0.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $23,900,000 Elan Finance Corp., Ltd. cv. Liquid Yield Option Notes
                    zero %, 2018 (Bermuda)                                                               $6,811,500
         14,298,000 Freeport-McMoRan Copper & Gold, Inc. 144A cv. sr.
                    notes 8 1/4s, 2006                                                                   16,299,720
          6,300,000 Providian Financial Corp. cv. sr. notes 3 1/4s, 2005                                  4,024,125
         28,160,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                              21,824,000
         12,000,000 Xerox Corp. cv. sub. debs. 0.57s, 2018                                                7,200,000
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $57,986,854)                                $56,159,345

SHORT-TERM INVESTMENTS (0.8%) (a)
PRINCIPAL AMOUNT/SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------
        $66,031,020 Short-term investments held as collateral for loaned securities with yields ranging from 1.72% to 1.99%
                    and due dates ranging from November 1, 2002
                    to December 23, 2002 (d)                                                            $65,986,970
         98,629,379 Short-term investments held in Putnam commingled cash account with yields ranging from 1.67% to
                    1.93% and due dates ranging from November 1,
                    2002 to December 20, 2002 (d)                                                        98,629,379
                                                                                                      -------------
                    Total Short-Term Investments (cost $164,616,349)                                   $164,616,349
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $21,739,658,900)                                        $19,909,186,609
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $19,802,665,055.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Written Options Outstanding at October 31, 2002
(premiums received $1,675,844)

                                            Expiration Date/      Market
Contract Amount                               Strike Price         Value
------------------------------------------------------------------------------
3,046,989  Sun Microsystems, Inc. (Put)      APR03/2.50USD      $1,241,648
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $61,427,340
of securities on loan (identified cost $21,739,658,900) (Note 1)            $19,909,186,609
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        32,599,575
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            7,918,098
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   34,290,470
-------------------------------------------------------------------------------------------
Total assets                                                                 19,983,994,752

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  1,883,234
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 20,785,776
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       58,985,637
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     22,128,655
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        2,206,866
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       877,008
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,558
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            6,475,943
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received $1,675,844) (Note 1)     1,241,648
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               65,986,970
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              755,402
-------------------------------------------------------------------------------------------
Total liabilities                                                               181,329,697
-------------------------------------------------------------------------------------------
Net assets                                                                  $19,802,665,055

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $23,191,117,979
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                     11,461,971
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (1,569,876,800)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                   (1,830,038,095)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                 $19,802,665,055

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($14,095,214,350 divided by 1,010,186,591 shares)                                    $13.95
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.95)*                              $14.80
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($4,009,396,029 divided by 291,514,497 shares)**                                     $13.75
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($132,853,688 divided by 9,561,023 shares)**                                         $13.90
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($205,096,501 divided by 14,799,149 shares)                                          $13.86
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.86)*                              $14.36
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,360,104,487 divided by 97,293,204 shares)                                        $13.98
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended October 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,247,129)                                   $545,274,041
-------------------------------------------------------------------------------------------
Interest                                                                          7,025,986
-------------------------------------------------------------------------------------------
Securities lending                                                                  436,087
-------------------------------------------------------------------------------------------
Total investment income                                                         552,736,114

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                107,032,854
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   34,594,192
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   347,122
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     78,746
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            43,323,802
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            61,578,207
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             1,676,476
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             2,098,896
-------------------------------------------------------------------------------------------
Other                                                                            12,260,069
-------------------------------------------------------------------------------------------
Total expenses                                                                  262,990,364
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,983,324)
-------------------------------------------------------------------------------------------
Net expenses                                                                    261,007,040
-------------------------------------------------------------------------------------------
Net investment income                                                           291,729,074
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                            (1,062,480,741)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   6,422,887
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                  5,000
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and written options
during the year                                                              (2,941,714,272)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (3,997,767,126)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(3,706,038,052)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended October 31
                                                               ----------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $291,729,074          $283,777,893
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                              (1,056,052,854)          498,997,010
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                         (2,941,714,272)       (4,676,366,567)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (3,706,038,052)       (3,893,591,664)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                           (221,847,122)         (253,736,384)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (31,686,180)          (50,281,221)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (863,838)             (821,199)
-------------------------------------------------------------------------------------------------------
   Class M                                                             (2,166,618)           (2,880,981)
-------------------------------------------------------------------------------------------------------
   Class Y                                                            (23,636,250)          (23,216,708)
-------------------------------------------------------------------------------------------------------
 From net realized long-term gain on investments
   Class A                                                           (334,456,935)         (371,622,329)
-------------------------------------------------------------------------------------------------------
   Class B                                                           (136,486,795)         (184,342,826)
-------------------------------------------------------------------------------------------------------
   Class C                                                             (3,222,523)           (2,533,347)
-------------------------------------------------------------------------------------------------------
   Class M                                                             (5,774,788)           (7,006,225)
-------------------------------------------------------------------------------------------------------
   Class Y                                                            (28,277,539)          (28,757,642)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                  (2,770,082,056)         (472,399,630)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (7,264,538,696)       (5,291,190,156)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                  27,067,203,751        32,358,393,907
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $11,461,971 and $1,134,363, respectively)               $19,802,665,055       $27,067,203,751
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.86       $19.81       $21.10       $20.44       $20.87
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .22          .21          .26          .28          .26
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.60)       (2.55)         .45         2.32         2.15
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.38)       (2.34)         .71         2.60         2.41
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.25)        (.26)        (.28)        (.24)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.32)        (.36)       (1.74)       (1.66)       (2.60)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.53)        (.61)       (2.00)       (1.94)       (2.84)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.95       $16.86       $19.81       $21.10       $20.44
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.71)      (12.15)        3.92        13.13        12.15
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $14,095,214  $17,731,034  $20,159,272  $22,033,789  $18,814,738
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .86          .82          .81          .79          .84
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.33         1.14         1.38         1.32         1.27
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.94        36.90        52.23        50.36        78.75
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.62       $19.53       $20.82       $20.19       $20.65
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .09          .07          .12          .12          .11
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.56)       (2.52)         .44         2.29         2.12
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.47)       (2.45)         .56         2.41         2.23
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.08)        (.10)        (.11)        (.12)        (.09)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.32)        (.36)       (1.74)       (1.66)       (2.60)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.46)       (1.85)       (1.78)       (2.69)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.75       $16.62       $19.53       $20.82       $20.19
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.37)      (12.80)        3.14        12.28        11.28
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $4,009,396   $7,397,121  $10,163,817  $14,777,660  $15,671,371
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.61         1.57         1.56         1.54         1.59
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .56          .39          .64          .57          .52
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.94        36.90        52.23        50.36        78.75
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                        For the period
Per-share                                                               July 26, 1999+
operating performance                        Year ended October 31       to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.79       $19.75       $21.08       $22.07
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .09          .07          .11          .02
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.58)       (2.55)         .46         (.91)
----------------------------------------------------------------------------------------
Total from
investment operations                  (2.49)       (2.48)         .57         (.89)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.08)        (.12)        (.16)        (.10)
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.32)        (.36)       (1.74)          --
----------------------------------------------------------------------------------------
Total distributions                     (.40)        (.48)       (1.90)        (.10)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.90       $16.79       $19.75       $21.08
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.30)      (12.84)        3.16        (4.03)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $132,854     $168,471     $117,763      $21,555
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.61         1.57         1.56          .41*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .57          .38          .57          .12*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.94        36.90        52.23        50.36
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.75       $19.68       $20.97       $20.33       $20.77
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .13          .12          .16          .17          .16
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.58)       (2.54)         .45         2.30         2.14
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.45)       (2.42)         .61         2.47         2.30
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.12)        (.15)        (.16)        (.17)        (.14)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.32)        (.36)       (1.74)       (1.66)       (2.60)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.44)        (.51)       (1.90)       (1.83)       (2.74)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.86       $16.75       $19.68       $20.97       $20.33
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.14)      (12.58)        3.41        12.55        11.60
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $205,097     $309,868     $387,088     $479,425     $421,616
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.36         1.32         1.31         1.29         1.34
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .82          .64          .89          .82          .77
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.94        36.90        52.23        50.36        78.75
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.89       $19.85       $21.14       $20.47       $20.90
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .26          .26          .30          .33          .32
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.60)       (2.56)         .46         2.33         2.14
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.34)       (2.30)         .76         2.66         2.46
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.25)        (.30)        (.31)        (.33)        (.29)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.32)        (.36)       (1.74)       (1.66)       (2.60)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.57)        (.66)       (2.05)       (1.99)       (2.89)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.98       $16.89       $19.85       $21.14       $20.47
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.46)      (11.96)        4.18        13.44        12.40
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,360,104   $1,460,710   $1,530,454   $1,702,442     $840,080
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .61          .57          .56          .54          .59
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.58         1.39         1.63         1.56         1.52
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.94        36.90        52.23        50.36        78.75
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
October 31, 2002

Note 1
Significant accounting policies

The Putnam Fund for Growth and Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2002, the value of securities loaned amounted to $61,427,340. The fund received cash collateral of $65,986,970 which is pooled with collateral of other Putnam funds into 27 issuers of high-grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2002, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $1,034,093,000 available to the extent allowed by tax law to offer future net capital gain, if any, which will expire on October 31, 2010.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, non-taxable dividends, realized gains and losses on certain futures contracts and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2002, the fund reclassified $1,201,458 to decrease undistributed net investment income and $642,745 to increase paid-in-capital, with a decrease to accumulated net realized losses of $558,713.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                       $2,152,783,833
Unrealized depreciation                       (4,518,798,219)
                                          ------------------
Net unrealized depreciation                   (2,366,014,386)
Undistributed income                              11,073,654
Post October loss                                         --
Capital loss carryforward                     (1,034,092,617)
Cost for federal income
tax purposes                                 $22,275,200,995

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2002, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2002, the fund's expenses were reduced by $1,983,324 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,714 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $2,431,606 and $25,728 from the sale of class A and class M shares, respectively, and received $12,204,538 and $48,445 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2002, Putnam Retail Management, acting as underwriter received $55,321 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,562,166,126 and $10,493,050,969, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --                 $--
---------------------------------------------------------------------------
Options opened                               3,146,989           1,730,844
---------------------------------------------------------------------------
Options expired                                     --                  --
---------------------------------------------------------------------------
Options closed                                (100,000)            (55,000)
---------------------------------------------------------------------------
Written options
outstanding
at end of year                               3,046,989          $1,675,844
---------------------------------------------------------------------------

Note 4
Capital shares

At October 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                209,314,339      $3,443,291,537
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            29,773,046         514,436,954
---------------------------------------------------------------------------
                                           239,087,385       3,957,728,491

Shares repurchased                        (280,530,851)     (4,437,942,938)
---------------------------------------------------------------------------
Net decrease                               (41,443,466)      $(480,214,447)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                189,365,926      $3,565,384,680
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            30,257,656         578,317,065
---------------------------------------------------------------------------
                                           219,623,582       4,143,701,745

Shares repurchased                        (185,439,872)     (3,477,293,004)
---------------------------------------------------------------------------
Net increase                                34,183,710        $666,408,741
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 36,128,980        $592,256,879
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             8,997,908         155,961,734
---------------------------------------------------------------------------
                                            45,126,888         748,218,613

Shares repurchased                        (198,687,318)     (3,171,409,372)
---------------------------------------------------------------------------
Net decrease                              (153,560,430)    $(2,423,190,759)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 58,846,110      $1,096,819,633
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            11,554,197         217,852,632
---------------------------------------------------------------------------
                                            70,400,307       1,314,672,265

Shares repurchased                        (145,630,925)     (2,681,501,969)
---------------------------------------------------------------------------
Net decrease                               (75,230,618)    $(1,366,829,704)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,043,786         $66,395,924
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               215,464           3,760,986
---------------------------------------------------------------------------
                                             4,259,250          70,156,910

Shares repurchased                          (4,730,574)        (74,985,768)
---------------------------------------------------------------------------
Net decrease                                  (471,324)        $(4,828,858)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,855,535        $110,378,503
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               165,876           3,160,000
---------------------------------------------------------------------------
                                             6,021,411         113,538,503

Shares repurchased                          (1,951,860)        (35,923,012)
---------------------------------------------------------------------------
Net increase                                 4,069,551         $77,615,491
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,725,764         $45,030,306
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               442,469           7,675,525
---------------------------------------------------------------------------
                                             3,168,233          52,705,831

Shares repurchased                          (6,873,131)       (110,359,549)
---------------------------------------------------------------------------
Net decrease                                (3,704,898)       $(57,653,718)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,346,688         $62,763,750
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               503,750           9,569,569
---------------------------------------------------------------------------
                                             3,850,438          72,333,319

Shares repurchased                          (5,012,747)        (93,387,504)
---------------------------------------------------------------------------
Net decrease                                (1,162,309)       $(21,054,185)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 39,751,536        $652,604,710
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,017,173          51,913,789
---------------------------------------------------------------------------
                                            42,768,709         704,518,499

Shares repurchased                         (31,947,187)       (508,712,773)
---------------------------------------------------------------------------
Net increase                                10,821,522        $195,805,726
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,398,439        $666,208,728
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,716,189          51,974,350
---------------------------------------------------------------------------
                                            38,114,628         718,183,078

Shares repurchased                         (28,754,910)       (546,723,051)
---------------------------------------------------------------------------
Net increase                                 9,359,718        $171,460,027
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on pay-downs on mortgage-backed securities. Prior to November 1, 2001, the fund did not amortize premium and accrete discount for certain fixed-income securities and characterized as realized gains and losses pay-downs on mortgage-backed securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.





TRUSTEES


Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
-------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of October 31, 2002,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment
  Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh &
  McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies.
  Messrs. Putnam, III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail
  Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive
  Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as
  Directors of Marsh & McLennan Companies, Inc.




OFFICERS


In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:


Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian
(1/13/56), Vice President and      Since 2002                    Senior Managing Director, Putnam
Principal Executive Officer                                      Investments

Michael T. Healy
(1/24/58), Assistant Treasurer     Since 2000                    Managing Director, Putnam Investments
and Principal Accounting
Officer

Steven D. Krichmar
(6/27/58), Vice President and      Since 2002                    Managing Director, Putnam Investments.
Principal Financial Officer                                      Prior to 2001, Partner,
                                                                 PricewaterhouseCoopers LLP

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to 2002, Chief Executive Officer,
                                                                 Delaware Management Holdings, Inc.; prior
                                                                 to 2000, President and Chief Operating
                                                                 Officer, United Asset Management

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail Management

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Judith Cohen
(6/7/45), Clerk and                Since 1993                    Clerk and Assistant Treasurer, The
Assistant Treasurer                                              Putnam Funds

Deborah F. Kuenstner               Since 2000                    Managing Director of Putnam Management
(7/9/58), Vice President
---------------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN022-84073  002/881/427/511  12/02



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Fund for Growth and Income
Supplement to Annual Report dated 10/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.


ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 10/31/02

                                                                        NAV

1 year                                                               -14.46%
5 years                                                                0.03
Annual average                                                         0.01
10 years                                                             134.48
Annual average                                                         8.90
Life of fund (since class A inception, 11/6/57)
Annual average                                                        12.22

Share value:                                                            NAV

10/31/01                                                             $16.89
10/31/02                                                             $13.98

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Distributions:        No.        Income       Capital gains         Total
                       4        $0.2523             $0.3187       $0.5710

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Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.